                                                         Exhibit 10-6(c)

                        ADVANCED RADIO TELECOM CORP.
                          STOCK OPTION AGREEMENT
                       (Non-Qualified Stock Options)


         THIS AGREEMENT, made and entered into as of the 26th day of April, 1996 between ADVANCED RADIO TELECOM CORP. (formerly Advanced Radio Technology, Ltd.), a Delaware corporation (herein called the "Optionee").


                            W  I  T  N  E  S  S  E  T  H:

         WHEREAS, under the terms and conditions hereinafter stated, the Corporation hereby grants to the Optionee on the date hereof (the "Date of Grant") pursuant to the Corporation's 1995 Stock Option Plan (as amended from time to time, the "Plan") options (the "Options") to purchase 300,000 shares of the Corporation's common stock, $.001 par value per share ("Common Stock") at an exercise price of $6.25 per share, subject to adjustment as provided in Paragraph 8 hereof (the "option price").

         NOW, THEREFORE, the Corporation and the Optionee agree as follows:

         1. TERM. Each Option shall terminate at 5:00 P.M., E.S.T., on the fifth anniversary of the date of vesting of such Option.

         2. EXERCISE. The Option may be exercised in whole or in part in accordance with the following schedule: up to 100,000 shares upon and after the Date of Grant, and up to an additional 200,000 shares (the "Additional Shares") upon and after April 26, 1999, provided that the corporation may provide for earlier vesting of Additional Shares in accordance with Schedule
1 attached hereto. The method for exercise desribed in this Paragraph shall be the sole method of such exercise. The Optionee may exercise the Options by delivery to the Corporation of written notice providing: (i) the name of the Optionee; (ii) the address to which Common Stock certificates are to be mailed; (iii) an identification of the Options being exercised by reference to the date first written above; and (iv) the number of shares of Common Stock subject to such Options. Such notice shall be accompanied by a certified check payable to the Corporation in the amount of the product of the option price times the number of shares with respect to which the Options are being exercised, and shall be delivered in person or shall be sent by registered mail, return receipt requested, to the President of the Corporation. The Options shall be considered exercised on the date the notice and payment are delivered to the President of the Corporation or deposited in the mail, as the case may be. As promptly as practicable after receipt of such notice and payment, the Corporation shall deliver to the Optionee a certificate or certificates for the number of shares of Common Stock with



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respect to which the Options have been so raised, issued in the Optionee's name. Such delivery shall be deemed effected for all purposes when a stock transfer agent of the Corporation shall have deposited such certificate or certificates in the United States mail, addressed to the Optionee, at the address specified in the notice.

         3. TRANSFERABILITY OF OPTIONS. The Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution. The Options shall be exercisable during the lifetime of the Optionee only by the Optionee, the Optionee's guardian or the Optionee's legal representative.

         4.   TERMINATION OF AFFILIATION; CHANGE OF CONTROL.

              (a) If Optionee ceases to be an employee of the Corporation while an Option remains outstanding and unexercised, then the Option term shall terminate in the manner prescribed in the Plan. In no event, however, may any Option be exercised after the Expiration Date of such Option.

              (b) All Options shall vest immediately upon the merger of the Corporation with other than an affiliated corporation, the sale of a controlling interest of the Corporation in other than a public offering, the sale of substantially all of the assets of the Corporation, or a Change of Control of the Corporation as defined in the Plan, as amended from time to time.

         5. REQUIREMENTS OF LAW. The Corporation shall not be required to sell or issue Common Stock under the Options if the issuance of such Common Stock would constitute a violation by the Optionee or the Corporation of any provisions of any state or federal law, rule or regulation. In addition, in connection with the Securities Act of 1933 (as now in effect or hereafter amended), upon exercise of the Options, the Corporation shall not be required to issue such Common Stock unless the Corporation has received evidence satisfactory to it to the effect that the Optionee will not transfer such shares except pursuant to a registration statement in effect under such Act, or unless an opinion of counsel to the Corporation has been received by the Corporation to the effect that such registration is not required. Any determination in this connection by the Corporation shall be final, binding and conclusive. In the event the shares issuable on exercise of the Options are not registered under the Securities Act of 1933, the Corporation may imprint the following legend or any other legend which counsel for the Corporation consideres necessary or advisable to comply with the Securities Act of 1933:

                      "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer."

            The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended); and in the event any shares are so registered the Corporation may remove any legend on certificates representing such shares. The Corporation shall not be obligated to take any other affirmative action in order to cause the exercise of the Option or the issuance of shares pursuant thereto to comply with any state or federal law, rule or regulation.

            6. NO RIGHTS AS STOCKHOLDER. The Optionee shall have no rights as a stockholder with respect to Common Stock covered by the Options until the date of issuance to the Optionee of a stock certificate for such Common Stock; and, except as otherwise provided in Paragraph 8 hereof, no adjustment for dividends or otherwise shall be made if the record date thereof is prior to the date of issuance of such certificate.

            7. EMPLOYMENT OBLIGATION. The granting of the Options shall not impose upon the Corporation any obligation to employ or become affiliated with or continue to employ or be affiliated with the Optionee. The right of the Corporation to terminate the employment of or its affiliation with the Optionee or any other person shall not be diminished or affected by reason of the fact that the Options have been granted to the Optionee.

            8. CHANGES IN THE CORPORATION'S CAPITAL STRUCTURE. The existence of the Options shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise. Except as hereinafter expressly provided, the issuance by the Corporation of shares of Common Stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to the Options.

                 (a) CAPITAL READJUSTMENTS. If the Corporation affects a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of Common Stock outstanding, without receiving compensation therefor in money, services or property, the number, class and per share option price of Common Stock subject to the Options hereunder shall be appropriately adjusted in such a manner as to entitle the Optionee to receive upon exercise of the Options, for the same aggregate cash consideration, the same total number and class of shares as the Optionee would have received had the Optionee exercised the Options in full immediately prior to the event requiring the adjustment.

                 (b) MERGERS, ETC. If (i) the Corporation is a party to a merger, consolidation or similar transaction (whether or not the Corporation is the surviving corporation), or the Corporation is liquidated, or the Corporation sells or otherwise disposes of substantially all its assets, and
(ii) in such transaction the holders of Common Stock exchange their Common Stock for shares of stock or for other securities (the "Transaction Securities") of the Corporation or another corporation, receive additional Common Stock or other securities, or surrender a portion of their Common Stock, then:

                      (1) Except as provided in Paragraph 8 (b)(2) hereof, the Optionee shall be entitled, in lieu of the Options, to an option or options to purchase Transaction Securities in an amount (if any) equal to the Transaction Securities that the Optionee would have received if the Optionee had exercised the Options in full and held the shares of Common Stock to which the Options related at the time of such transaction. The option price per share or other unit of such Transaction Securities shall be determined by dividing the option price per share of Common Stock subject to the Options by the number of shares or other units (or the fraction of a share or other unit) of Transaction Securities into which each share of Common Stock is converted or for which Common Stock is exchanged in such transaction.

                      (2) Notwithstanding any other provision hereof, the Board of Directors of the Corporation may cancel the Options as of the effective date of any transaction described in clause (i) of this Paragraph 8(b); provided that (A) notice of such cancellation shall have been given to the Optionee at least thirty (30) days before the effective date of such transaction, and (B) the Optionee shall have the right to exercise the Options in full during the thirty (30) day period immediately preceding the effective date of such transaction.

            9. WITHHOLDING AND REPORTING. The Corporation's obligation to deliver shares of Common Stock or to make any payment upon the exercise of the Options shall be subject to applicable federal, state and local tax withholding and reporting requirements.

            10. SUBJECT TO PLAN. The Options are subject to all the terms, conditions, limitations and restrictions contained in the Plan, as amended from time to time, which shall be controlling in the event of any conflicting or inconsistent provisions.

            11. INTERPRETATION OF AGREEMENT; GOVERNING LAW. The Options granted pursuant hereto are not intended to be an "incentive stock option" within the meaning of the Internal Revenue Code of 1986, as amended. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Washington.

                                                 ADVANCED RADIO TELECOM CORP.



                                                 By:   /s/ Steven D. Comrie
                                                     ----------------------

           The optionee hereby accepts and agrees to be bound by all terms and conditions hereof.


       /s/ Thomas A. Grina
----------------------------------
        Thomas A. Grina


Date:     7-26-96
     -----------------------------

                               SCHEDULE 1

          The Options shall be sooner exercisable to purchase the Additional Shares as follows: up to an additional 100,000 of the Additional Shares on each of April 26, 1997 and 1998 based upon achievement of financial performance goals, which goals are to be determined in a mutually agreed upon business plan to be developed by management of the Employer and approved by the Board of Directors of the Employer.

                                                            Exhibit 10-6(c)


                            ADVANCED RADIO TELECOM CORP.
                               STOCK OPTION AGREEMENT


            THIS AGREEMENT, made and entered into as of the 14th day of October, 1996 between ADVANCED RADIO TELECOM CORP., a Delaware corporation (herein called the "Corporation"), and THOMAS A. GRINA (herein called the "Optionee").


                            W  I  T  N  E  S  S  E  T  H:


            WHEREAS, under the terms and conditions hereinafter stated, the Corporation hereby grants to the Optionee on the date hereof (the "Date of Grant") pursuant to the Corporation's Restated Equity Incentive Plan (as amended from time to time, the "Plan") an option (the "Option") to purchase 200,000 shares of the Corporation's common stock, $.001 par value per share ("Common Stock") at an exercise price of $6.25 per share, subject to adjustment as provided in Paragraph 8 hereof (the "option price").

                 NOW, THEREFORE, the Corporation and the Optionee agree as follows:

                 1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Plan.

                 2. TERM. The term of the Option shall commence on October 14, 1996 and shall terminate at 5:00 P.M., P.S.T., on October 14, 2001 ("Expiration Date").

                 3.   EXERCISE.  The Option may be exercised in whole or in
part in accordance with the following schedule: up to 40,000 shares upon and after the Date of Grant, and up to an additional 40,000 shares upon and after the first, second, third and fourth anniversary of the Date of Grant, for an aggregate of 200,000 shares. The method for exercise described in this Paragraph shall be the sole method of such exercise. The Optionee may exercise the Options by delivery to the Corporation of written notice accompanied by payment of the option price as provided in the Plan. The Option shall be considered exercised on the date the notice and payment are delivered to the President of the Corporation or deposited in the mail, as the case may be.

                 4. TRANSFERABILITY OF OPTIONS. The Option shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution. The Option shall be exercisable during the lifetime of the Optionee only by the Optionee, the Optionee's guardian or the Optionee's legal representative.

                 5. TERMINATION OF AFFILIATION. If Optionee ceases to be an employee of the Corporation while an Option remains outstanding and unexercised, then the Option term shall terminate and the Option shall cease to be outstanding in accordance with the Plan. In no event, however, may any Option be exercised after the Expiration Date of such Option.

                 6. REQUIREMENTS OF LAW. The Corporation shall not be required to sell or issue Common Stock under the Option if the issuance of such Common Stock would constitute a violation by the Optionee or the Corporation of any provisions of any state or federal law, rule or regulation. In addition, in connection with the Securities Act of 1933 (as now in effect or hereafter amended), upon exercise of the Option, the Corporation shall not be required to issue such Common Stock unless the Corporation has received evidence satisfactory to it to the effect that the Optionee will not transfer such shares except pursuant to a registration statement in effect under such Act, or unless an opinion of counsel to the Corporation has been received by the Corporation to the effect that such registration is not required. Any determination in this connection by the Corporation shall be final, binding and conclusive. In the event the shares issuable on exercise of the Option are not registered under the Securities Act of 1933, the Corporation may imprint the following legend or any other legend which counsel for the Corporation considers necessary or advisable to comply with the Securities Act of 1933.

          "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer."

                 The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended); and in the event any shares are so registered the Corporation may remove any legend on certificates representing such shares. The Corporation shall not be obligated to take any other affirmative action in order to cause the exercise of the Option or the issuance of shares pursuant thereto to comply with any state or federal law, rule or regulation.

                 7. NO RIGHTS AS STOCKHOLDER. Except as otherwise provided in the Plan, the Optionee shall have no rights as a stockholder with respect to Common Stock covered by the Option until the date of issuance to the Optionee of a stock certificate for such Common Stock.

                 8. EMPLOYMENT OBLIGATION. The granting of the Option shall not impose upon the Corporation any obligation to employ or become affiliated with or continue to employ or be affiliated with the Optionee. The right of the Corporation to terminate the employment of or its affiliation with the Optionee or any other person shall not be diminished or affected by reason of the fact that the Option has been granted to the Optionee.

                 9. WITHHOLDING AND REPORTING. The Corporation's obligation to deliver shares of Common Stock or to make any payment upon the exercise of the Option shall be subject to applicable federal, state and local tax withholding and reporting requirements.

                10. SUBJECT TO PLAN. The Option is subject to all the terms, conditions, limitations and restrictions contained in the Plan, as amended from time to time, which shall be controlling in the event of any conflicting or inconsistent provisions.

                11. INTERPRETATION OF AGREEMENT; GOVERNING LAW. The Option granted pursuant hereto is intended to be an "incentive stock option" within the meaning of the Internal Revenue Code of

1986, as amended. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Washington.


                                    ADVANCED RADIO TELECOM CORP.


                                    By:    /s/ Steven D. Comrie
                                           --------------------------
                                    Name:  Steven D. Comrie
                                           --------------------------
                                    Title: President & COO
                                           --------------------------

          The optionee hereby acknowledges that he has received and reviewed a copy of the Plan and accepts and agrees to be bound by all terms and conditions hereof and thereof.


  /s/ Thomas A. Grina
      ----------------------
      Thomas A. Grina


Date:    10-29-96
      ----------------------